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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                               ------------------

                                    FORM 8-A

                     FOR REGISTRATION OF CERTAIN CLASSES OF
                SECURITIES PURSUANT TO SECTION 12(b) OR 12(g) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                       HOSPITALITY MARKETING CONCEPTS INC.
             (Exact Name of Registrant as Specified in Its Charter)


           Delaware                                          33-0806192
   (State of Incorporation                                 (IRS Employer
       or Organization)                                  Identification No.)

         15751 Rockfield Boulevard
                  Suite 200
             Irvine, California                                92718
   (Address of Principal Executive Offices)                  (Zip Code)

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. [X]

     Securities Act registration statement file number to which this form relates: 333-56201 (if applicable).

     Securities to be registered pursuant to Section 12(b) of the Act:

           Title of each class         Name of each exchange on which
           to be so registered         each class is to be registered
           -------------------         ------------------------------
                   N/A                               N/A

Securities to be registered pursuant to Section 12(g) of the Act:

                          Common Stock, $.001 par value
                       -----------------------------------
                                (Title of Class)

                       Index to Exhibits Appears on Page 3

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ITEM 1.  Description of Registrant's Securities to Be Registered.
         --------------------------------------------------------

     Incorporated herein by reference to the Description of Capital Stock section of the Company's Registration Statement on Form S-1 (File No. 333-56201), as originally filed or subsequently amended (the "Registration Statement"), which Registration Statement was filed on June 5, 1998.

ITEM 2.  Exhibits.
         ---------

EXHIBIT
NUMBER      DESCRIPTION
-------     -----------

  2.1    Certificate of Incorporation of the Registrant.
         Incorporated herein by reference to Exhibit 3.1 to the Registration Statement.

  2.2    Bylaws of the Registrant.  Incorporated herein by reference to
         Exhibit 3.2 to the Registration Statement.


                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                         HOSPITALITY MARKETING CONCEPTS INC.


                         Date: July 1, 1998
                               -----------------------------------------

                         By:   /s/ Philip G. Hirsch
                               -----------------------------------------
                               Philip G. Hirsch
                               Senior Vice President, Finance and Chief
                               Financial Officer

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                                    EXHIBITS

EXHIBIT
NUMBER    DESCRIPTION
-------   -----------

  2.1 Certificate of Incorporation of the Registrant. Incorporated herein by reference to Exhibit 3.1 to the Company's Registration Statement on Form S-1 (File No. 333-56201), as originally filed or subsequently amended (the "Registration Statement"), which Registration Statement was filed on June 5, 1998.

  2.2     Bylaws of the Registrant.  Incorporated herein by reference to Exhibit
          3.2 to the Registration Statement.



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